Jammin Java Corp. 8-K

Exhibit 99.1

Marley Coffee Issues Shareholder Letter to Discuss Recent Form 8-K

Denver, CO – July 7, 2016 — Jammin Java Corp. (d/b/a Marley Coffee) (JAMN) (www.marleycoffee.com) (“Marley Coffee”, “we, “us” and the “Company”), the sustainably grown, ethically farmed and artisan-roasted gourmet coffee company has issued the following letter to its shareholders to discuss the disclosures made by the Company in its Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC) on June 3, 2016 and July 7, 2016.

Summary:

•	The Company has entered into a Consent, which has been approved by the SEC, but not by the court, to settle the SEC’s complaint for $700,000;
•	Rohan Marley has stepped down as Chairman of the Board of Directors; and
•	Fifty-Six Hope Road Music has terminated its license with the Company and in its place agreed to a short-term 6-month license, provided we hope to continue to negotiate a longer term license.

Settlement with SEC

On or around May 31, 2016, the Company entered into a ‘Consent of Defendant Jammin Java Corp.’, in connection with the complaint filed by the SEC on November 17, 2015, against us and several other defendants (who were not party to the Consent or Final Judgment (described below).

Pursuant to the Consent, without admitting or denying the allegations of the Complaint, we consented to the entry of a final judgment (the “Final Judgment”), which, among other things: (a) permanently restrains and enjoins us from violating Section 5 of the Securities Act of 1933, as amended (“Securities Act”); and (b) orders us to pay disgorgement and prejudgment interest totaling an aggregate of $700,000, due within 90 days of the entry of the Final Judgment, which has been approved by the SEC and is expected to be approved by the court on or around July 11, 2016.

“This was a pivotal moment in the Company’s history and we are excited to put this chapter behind us and move forward at full speed with our growth and operations,” said Brent Toevs, Chief Executive Officer of Marley Coffee, “I have always said that we will only run an ethical company. Since the beginning, we’ve cooperated with the SEC when issues first came to light in 2011 and we’re glad we’ve resolved all outstanding matters. As we’ve previously indicated, we will continue to cooperate with the SEC in order to help bring about justice. Uncertainty is probably one of the worst things for investors, but after this settlement investors have a much clearer picture of the future as it relates to this case. As we’ve said in the past, this investigation and the subsequent lawsuit fortunately didn’t lose us any customers as those that have worked with us know that we have always acted in the most ethical of manners. However, the lawsuit really challenged our ability to raise capital, which is the fuel necessary to continue our fast pace of growth, but now that this matter is behind us, we believe that it will alleviate some of the concerns of our funding sources and our partners.”

Rohan Marley

Effective June 29, 2016, Rohan Marley, Founder of Marley Coffee, resigned as Chairman and from the board of directors of Jammin Java Corp. Mr. Marley’s resignation was not in connection with a disagreement with the Company. “My objective these days is not to run the company as Chairman of the board, but to focus on the day-to-day work of building the ‘Marley Coffee’ brand, being its global ambassador and returning to my roots in coffee farming,” said Mr. Marley.

Termination of Fifty-Six Hope Road Music License and New License.

On June 27, 2016, Fifty-Six Hope Road Music (“56 Hope Road”) provided notice of the termination of the 15 year license agreement entered into with 56 Hope Road on September 13, 2012. Notwithstanding the termination of the prior license, 56 Hope Road through its affiliate, has agreed to enter into various agreements with us including a six-month short-term license agreement signed on July 6, 2016, which has substantially similar terms (other than the length of the license) as the prior 15 year license.

56 Hope Road terminated the 15 year license due to our breach of certain of the terms of such license agreement, including, but not limited to, our failure to deliver quarterly statements in a timely manner, our failure to timely make licensing payments, our failure to deliver audited financial statements in a timely manner, and the SEC’s complaint against us. The immediate effect of the termination of the 15 year license was minimal, as effective immediately thereafter we entered into the short term license (described above) along with a secured note evidencing the outstanding licensing payments due to 56 Hope Road of $297,324, as outlined in the Form 8-K filed today.

During this six-month period, the Company will look to bring in a long-term investor, adopt more controls and procedures for its corporate governance and seek to put in place a long-term winning strategy in an effort to entice an extension of the short-term license beyond its current six month term.

“We will do what we have always done, which is thrive in the face of adversity,” continued Mr. Toevs, “Our first job is to protect our shareholders and we will continue to work through this process to get the best deals to sustain our continued growth. During this time, we expect business will continue as usual and we will work to grow the Company like we always have. We have driven out much of the costs in this Company and will use our cash flow to pay for shipments of products and existing marketing campaigns. We’ve gotten lots of wins in the past few months for new distribution and we’ve been meeting with the largest retailers on the globe to get new distribution. Our distribution pipeline is strong and we’ve got new product launches planned in the coming months.

“During the short-term license period we plan to actively talk with potential investors as well as Mother Parkers, to seek out long-term capital for the Company. We are also looking at bringing on additional board members to help provide independence and additional corporate governance to the Company. We are hopeful we will be able to negotiate a long-term license and will be able to move forward with new investors.”

About Jammin Java Corp., d/b/a Marley Coffee

Jammin Java Corp., d/b/a Marley Coffee is a U.S.-based company that provides premium, artisan roasted coffee to the grocery, retail, online, service, hospitality, office coffee service and big box store industry. Under its exclusive licensing agreement with Fifty-Six Hope Road Music Limited, the Company continues to develop its coffee lines under the ‘Marley Coffee’ brand. The Company is a fully reporting company quoted on the OTCQB market under the symbol “JAMN.” For additional information, follow Marley Coffee on Facebook, Twitter and visit MarleyCoffee.com or visit the Investor Relations section at Investor.MarleyCoffee.com.

Contact:

Brent Toevs

Marley Coffee

303.396.1756

pr@marleycoffee.com

Forward-Looking Statements

This Press Release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Acts”). In particular, the words “believe,” “may,” “could,” “should,” “expect,” “anticipate,” “estimate,” “project,” “propose,” “plan,” “intend,” and similar conditional words and expressions are intended to identify forward-looking statements and are subject to the safe harbor created by these Acts and other applicable law. Any statements made in this news release about an action, event or development, are forward-looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These risks and others are included from time to time in documents we file with the Securities and Exchange Commission (“SEC”), including but not limited to, our Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on our future results. Accordingly, you should not place undue reliance on these forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements herein are made as of the date hereof. Actual results may differ from anticipated results sometimes materially, and reported results should not be considered an indication of future performance. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law or those prepared by third parties that are not paid by the Company. The Company’s SEC filings are available at http://www.sec.gov.